UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ___)



Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as Permitted by
    Rule 14a-6(e)(2))

|_| Definitive Proxy Statement

|X| Definitive Additional Materials

| | Soliciting Material Under Rule 14a-12

                                MORGAN STANLEY
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               (Name of Registrant as Specified in Its Charter)


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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously paid:

     (2) Form, Schedule or Registration Statement No.:

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AN URGENT MESSAGE FROM PHILIP J. PURCELL AND ROBERT G. SCOTT

                     YOU HAVE ONLY TWO DAYS LEFT TO VOTE.
       YOUR VOTE MUST BE RECEIVED BY 5 P.M. (EDT) ON WEDNESDAY, APRIL 9.
                               PLEASE VOTE NOW!

Your Board and Management Committee unanimously recommend:

o    Vote "FOR" the election of directors and auditor ratification; and

o Vote "AGAINST" the shareholder proposal to destagger your board of directors.

TO VOTE YOUR SHARES IN THE FIRM'S EMPLOYEE PLANS, CLICK
http://webapp.sso.corpms.com/site/proxycard/webapp/init.do.  Alternatively, if you are located in the U.S., you may vote by telephone. Dial 1-800-435-6710 on a touch-tone phone and enter your 11-digit control number that follows:
___________.

To reduce expenses, the Firm is not mailing to you annual meeting materials for your employee plan shares unless you request them. You may view or print a copy of the proxy statement, annual report on form 10-K or summary annual report by clicking on www.morganstanley.com/about/ir/sec.html, or you may request a copy of any of these or a proxy voting card by calling 1-212-762-8131.

If you also hold shares in a brokerage account and/or in your own name, you will receive a proxy card(s) to vote those shares. Please be sure to vote these shares SEPARATELY from (and in addition to) your employee plan shares. Be sure to follow the voting instructions on each card.

To vote via the website, use the same authentication you use for the Morgan Stanley & i, Executive Compensation and Compliance websites (see chart). For technical assistance contact your regular help desk.



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                      BUSINESS UNIT                                          AUTHENTICATION
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Institutional Securities, Institutional Investment          Kerberos ID and Password
Management, Van Kampen and PWM
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IIG (IAS Division)                                          Windows Login ID and Password
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Discover Financial                                          RACF Login ID and Password
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Morgan Stanley DW Credit Corp                               Novell  (a/k/a  NDS  or   workstation)   ID  and
                                                            Password
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Thank you for your continued support.

/s/ Philip J. Purcell                   /s/ Robert G. Scott

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